UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated September 20, 2004 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Wildwood Buildings, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Wildwood Buildings

Page
Report of Independent Registered Public Accounting Firm	F-1

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-2

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Statement of Operations for the nine months ended September 30, 2004 (unaudited)	F-6

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

Date: November 22, 2004

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Wildwood Buildings for the year ended December 31, 2003. This statement is the responsibility of the Wildwood Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Wildwood Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Wildwood Buildings for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

October 29, 2004

The Wildwood Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$9,231	$13,332
Tenant reimbursements	5,105	6,744
Other revenues	270	243

Total revenues	14,606	20,319

Expenses:
Real estate taxes	1,368	1,653
Utilities	813	1,081
Building cleaning	716	974
Security	608	859
Salaries and benefits	514	672
Other operating expenses	491	659
Building maintenance	470	616
Management fee	353	498

Total expenses	5,333	7,012

Revenues over certain operating expenses	$9,273	$13,307

See accompanying notes.

The Wildwood Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On September 20, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”), through three wholly-owned subsidiaries, acquired the Wildwood Buildings (the “Buildings”), four multi-story office buildings containing approximately 832,000 square feet located in Atlanta, Georgia, from Wildwood Associates. Total consideration for the acquisition was approximately $172.2 million. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.4 million for the year ended December 31, 2003 and increased revenue by approximately $0.4 million for the nine months ended September 30, 2004.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Wildwood Buildings

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

4. Description of Leasing Arrangements

The Buildings are 100% leased, with General Electric Company (“GE”), Coca-Cola Enterprises, Inc. (“Coca-Cola”) and BlueLinx Corporation (“BlueLinx”) leasing approximately 89% of the Building’s rentable square footage under long-term lease agreements. GE, Coca-Cola and BlueLinx contributed 37%, 27% and 27%, respectively, of rental income for the year ended December 31, 2003. Under the terms of the GE, Coca-Cola and BlueLinx leases each tenant is required to reimburse to the landlord all operating expenses. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$11,321
2005	11,773
2006	12,072
2007	11,532
2008	11,445
Thereafter	67,217

$125,360

Subsequent to December 31, 2003, GE, Coca-Cola, BlueLinx and will contribute approximately 42%, 33% and 22%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2004 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

An unaudited pro forma balance sheet has not been prepared to give effect to the third quarter acquisition of the Wildwood Buildings as it is already reflected in the historical account balances presented in the quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building (collectively, the “Q1 and Q2 2004 Acquisitions”), the third quarter 2004 acquisitions of the One West Fourth Street Building, the 3333 Finley Road and 1501 Opus Place Buildings (the “Other Q3 2004 Acquisitions) and the Wildwood Buildings (collectively, the “Q3 2004 Acquisitions”) as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1 and Q2 2004 Acquisitions and the Q3 2004 Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q1 and Q2 2004 Acquisitions and the Q3 2004 Acquisitions been consummated as of January 1, 2003.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q3 2004 Acquisitions
		Q1 and Q2 2004 Acquisitions		Other		Wildwood Buildings		Pro Forma Total
Revenues:
Rental income	$20,743	$16,967	(b)	$9,608	(b)	$10,055	(b)	$57,373
Tenant reimbursements	3,174	2,572	(c)	93	(c)	4,900	(c)	10,739

	23,917	19,539		9,701		14,955		68,112

Expenses:
Property operating costs	6,542	6,068	(d)	1,735	(d)	5,119	(d)	19,464
Asset management fees	1,346	1,152	(e)	363	(e)	415	(e)	3,276
General and administrative	2,535	0		0		0		2,535
Depreciation	3,743	2,300	(f)	1,409	(f)	1,985	(f)	9,437
Amortization	5,524	6,098	(g)	1,534	(g)	2,714	(g)	15,870

	19,690	15,618		5,041		10,233		50,582

Real estate operating income	4,227	3,921		4,660		4,722		17,530

Other income (expense):
Interest income	1,679	0		0		0		1,679
Interest expense	(10,516)	0		(1,595	)(h)	(1,154	)(j)	(13,633)
				(368	)(i)

	(8,837)	0		(1,963)		(1,154)		(11,954)

Income (loss) before minority interest	(4,610)	3,921		2,697		3,568		5,576

Minority interest in loss of consolidated subsidiaries	$7	$0		$0		$0		$7

Net income (loss)	$(4,603)	$3,921		$2,697		$3,568		$5,583

Net income (loss) per share, basic and diluted	$(0.23)							$0.11

Weighted average shares outstanding, basic and diluted	19,609							51,325

(a)	Historical financial information derived from quarterly report on Form 10-Q for the nine months ended September 30, 2004.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on an assumed mortgage that bears interest at 5.8% and matures on December 10, 2018.
(i)	Represents imputed interest expense on an interest-free note payable. Interest expense was calculated using an imputed interest rate of 3.57%, which approximated the interest rate of similar financing.
(j)	Represents interest expense on line of credit used to acquire assets, which bore interest at approximately 3.57% for the nine months ended September 30, 2004.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q3 2004 Acquisitions
		Q1 and Q2 2004 Acquisitions		Other		Wildwood Buildings		Pro Forma Total
Revenues:
Rental income	$0	$41,512,390	(b)	$16,658,015	(b)	$14,849,886	(b)	$73,020,291
Tenant reimbursements	0	6,346,108	(c)	134,506	(c)	6,743,878	(c)	13,224,492

	0	47,858,498		16,792,521		21,593,764		86,244,783

Expenses:
Property operating costs	0	15,499,757	(d)	3,015,447	(d)	7,012,115	(d)	25,527,319
Asset management fees	0	2,493,778	(e)	808,345	(e)	925,299	(e)	4,227,422
General and administrative	94,455	0		0		0		94,455
Depreciation	0	6,697,160	(f)	2,621,402	(f)	2,978,006	(f)	12,296,568
Amortization	0	13,690,076	(g)	2,474,488	(g)	3,618,101	(g)	19,782,665

	94,455	38,380,771		8,919,682		14,533,521		61,928,429

Real estate operating income	(94,455)	9,477,727		7,872,839		7,060,243		24,316,354

Other income (expense):
Interest income	0	0		0		0		0
Interest expense	0	(3,505,516	)(h)	(1,192,261	)(h)	(5,520,000	)(h)	(13,773,008)
				(2,941,993	)(i)
				(613,238	)(j)

	0	(3,505,516)		(4,747,492)		(5,520,000)		(13,773,008)

Income (loss) before minority interest	(94,455)	5,972,211		3,125,347		1,540,243		10,543,346

Minority interest in loss of consolidated subsidiaries	$(93,985)	$0		$0		$0		$(93,985)

Net income (loss)	$(470)	$5,972,211		$3,125,347		$1,540,243		$10,637,331

Net income (loss) per share, basic and diluted	$(4.70)							$0.21

Weighted average shares outstanding, basic and diluted	100							51,325,354

(a)	Historical financial information derived from annual report on Form 10-K for the year ended December 31, 2003.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.
(i)	Represents interest expense on assumed mortgage that bears interest at 5.8% interest and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest-free note payable. Interest expense was calculated using an imputed interest rate of 3.45%, which approximated the interest rate of similar financing.

The accompanying notes are an integral part of this statement.